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Supplement dated July 17, 2012 to the Statement of Additional Information

dated February 28, 2012, as supplemented to date

The section of the Statement of Additional Information entitled “INVESTMENT POLICIES AND RESTRICTIONS – Commercial Paper and Similar Securities” is amended by deleting the second sentence of the second paragraph.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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